Aberdeen Investment Funds

(the “Trust”)

Aberdeen International Sustainable Leaders Fund (“ISLF”)

Aberdeen Global Equity Impact Fund (“GEIF”)

Aberdeen Global High Income Fund (“GHIF,” together with ISLF and GEIF, the “Funds”)

Supplement dated June 24, 2021 to the Funds’

Prospectus and Statement of Additional Information (“SAI”),

dated February 26, 2021, as supplemented to date

This Supplement updates certain information contained in the Prospectus and SAI for the Funds, each a series of the Trust, dated February 26, 2021.

At a meeting held on June 21, 2021, the Board of Trustees (“Board” or “Trustees”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) of each of ISLF, GEIF, and GHIF (each, a “Target Fund”) with and into corresponding newly-created series of Aberdeen Funds (the “AF Trust”) (each, an “Acquiring Fund”). The Plan of Reorganization provides for the reorganization of ISLF, GEIF, and GHIF into the corresponding newly-created series of the AF Trust, Aberdeen International Sustainable Leaders Fund (the “ISL Shell Fund”), Aberdeen Global Equity Impact Fund (the “GEI Shell Fund”), and Aberdeen Global High Income Fund (the “GHI Shell Fund”) (each, an “Acquiring Fund”), respectively (the “Reorganization”).

The Adviser and the Board believe that it would be in the best interests of the shareholders of the Target Funds to offer a tax-free reorganization to consolidate the Trust under the AF Trust in order to realize the economies of scale available and to rationalize fixed costs, which may potentially deliver cost savings to shareholders of the Target Funds and operational efficiencies for Aberdeen Standard Investments Inc. (“ASII”), the Funds’ investment adviser.

A notice of a special meeting of Target Funds shareholders and combined proxy statement and prospectus for the Acquiring Funds, seeking shareholder approval for the Plan of Reorganization (the “Special Meeting”) will be mailed to Target Funds shareholders in advance of the Special Meeting, which is expected to be held on September 21, 2021. If the Plan of Reorganization is approved by Target Funds shareholders at the Special Meeting, shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund, having the same aggregate value as the shares of the Target Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of a shareholder’s account in the Target Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes.

If approved, the Reorganization is expected to occur after the Special Meeting, in the third quarter of 2021. Prior to the Reorganization, ASII, the Target Funds’ current investment adviser, will continue to manage the Funds in the ordinary course, as described in the Target Funds’ Prospectus.

If Target Funds shareholders approve the Reorganization, ASII will continue to serve as the investment adviser, as ASII is the investment adviser of the Acquiring Funds and Aberdeen Asset Managers Limited (“AAML”) is the sub-adviser for the ISL Shell Fund and the GEI Shell Fund. If Target Funds Shareholders do not approve the Reorganization, the Board will consider other alternatives.

Target Funds shareholders may redeem shares of the applicable Target Fund in the ordinary course until the last business day before the closing of the Reorganization, as described in the Funds’ Prospectus.  Purchase and redemption requests received after closing of the Reorganization (if approved) should be directed to the corresponding Acquiring Fund, in accordance with its prospectus.

Please retain this Supplement for future reference.